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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2004


The supplement filed May 1, 2004 is hereby amended and restated as follows:

For contracts purchased on and after March 24, 2003: (a) purchase payments may not be allocated to the fixed account investment option, (the "Fixed Account Investment Option") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted.

Contract owners who purchase their contracts prior to March 24, 2003 may transfer to the Fixed Account Investment Option or renew amounts currently in a Fixed Account Investment Option, but may not allocate new purchase payments to the Fixed Account Investment Option.


                          SUPPLEMENT DATED MAY 14, 2004



NYVision Supp 05-14-2004